EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
Supplement to Prospectus dated August 1, 2008

On April 27, 2009, the Board of Trustees of Eaton Vance Investment Trust voted to recommend that shareholders approve the merger of Eaton Vance Ohio Limited Maturity Municipals Fund ("Ohio Limited Fund") into Eaton Vance National Limited Maturity Municipals Fund ("National Limited Fund"), a diversified national limited municipal bond fund with substantially similar investment objectives and policies to Ohio Limited Fund (with the exception of policies to avoid Ohio state income taxes).  Specifically, the Board approved an Agreement and Plan of Reorganization as discussed in more detail below, subject to the approval of shareholders.

Under the terms of the Agreement and Plan of Reorganization, Ohio Limited Fund will transfer its assets to National Limited Fund in exchange for shares of National Limited Fund, and National Limited Fund will assume the liabilities of Ohio Limited Fund. Immediately following this exchange, which will be effected on the basis of the relative net asset value of the Funds, Ohio Limited Fund will distribute shares of National Limited Fund to its shareholders pro rata in liquidation of Ohio Limited Fund. Shareholders of Ohio Limited Fund will become shareholders of National Limited Fund by effectively having their shares exchanged for corresponding Class A, B or C shares of National Limited Fund equal in value to their respective Ohio Limited Fund shares.

Shareholders of Ohio Limited Fund will be asked to approve the merger at a special meeting scheduled to be held on September 25, 2009. Approximately 60 days before the meeting, a Proxy Statement/Prospectus describing the merger will be delivered to Ohio Limited Fund shareholders of record as of July 17, 2009.

It is expected that the merger will be treated as a tax-free reorganization for federal tax purposes. Shareholders should consult their tax advisers regarding possible tax consequences of the merger, including possible state and local tax consequences.

May 5, 2009